BUTLER NATIONAL CORPORATION
	19920 W. 161st Street
	Olathe, Kansas 66062

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

November 15, 2001


To the Shareholders of Butler National Corporation:

Notice is hereby given that the Annual Meeting of Shareholders of Butler National Corporation (the "Company") will be held at the Holiday Inn-Olathe, 1010 West 151st Street, Olathe, Kansas, on
Tuesday, January 29, 2002, at 11:00 a.m., for the following purposes:

	1.	To elect five (5) directors to hold office until the next Annual
     		Meeting of Shareholders or until their successors are elected.

	2. 	To ratify the selection of Weaver & Martin, L.L.C. as auditors
		for the fiscal year ending April 30, 2002.

	3.	To consider and vote upon a proposal to approve increasing our
		authorized number of shares of Common Stock of the Company from 40,000,000 to 100,000,000 shares and increase our authorized number of shares of Preferred Stock from 200,000 to 50,000,000 shares.

	4.	To consider and vote upon a proposal to approve changing our
		state incorporation from Delaware to Kansas by merging into a wholly owned subsidiary of Butler National Corporation which is a Kansas corporation.

	5.	To transact such other business as may properly come before
		the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on November 15, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.


	By Order of the Board of Directors,



	WILLIAM A. GRIFFITH, Secretary

Olathe, Kansas
November 15, 2001


TO ASSURE YOUR REPRESENTATION AT THE MEETING,
PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE
ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT
TO ATTEND IN PERSON.  SHAREHOLDERS WHO ATTEND
THE MEETING MAY REVOKE THEIR PROXIES AND VOTE
IN PERSON IF THEY DESIRE.


	BUTLER NATIONAL CORPORATION
	19920 W. 161st Street
	Olathe, Kansas 66062


	PROXY STATEMENT

General

  This Proxy Statement is furnished to our shareholders in connection with the solicitation of proxies by our Board of Directors to be voted at the Annual Meeting of Shareholders to be held on January
29, 2002, or any adjournment or adjournments thereof. The cost of this solicitation will be borne by us, Butler National Corporation (the "Company"). In addition to solicitation by mail, our officers, directors and employees may solicit proxies by telephone, telegraph, or in person. We may also request banks and brokers to solicit their customers who have a beneficial interest in the our Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

  Any proxy may be revoked at any time before it is voted by written notice to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting; but if not so revoked, the shares represented by such proxy will be voted. The mailing of this proxy statement to our shareholders commenced on or about November
20, 2001. Our corporate offices are located at 19920 W. 161st Street, Olathe, Kansas 66062 and our telephone number is (913) 780-9595.

  We have outstanding only one class of Common Stock, par value
$0.01 per share ("Common Stock"), of which 37,283,031 shares were issued, outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote. Shareholders may not cumulate votes in the election of directors. Only shareholders of record at the close of business on November 15, 2001, will be entitled to vote at the meeting. The presence in person or by proxy of the holders of 35% of the shares of Common Stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business. The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received prior to the meeting.

Voting

  Our Charter Documents require that 35% of the votes of the shares of Common Stock issued, outstanding and entitled to vote at the Annual
Meeting be present in person or represented by Proxy at the Annual
Meeting in order to constitute a quorum for the transaction of business. Provided a quorum is present, the affirmative vote of (a) a plurality of the votes cast by the holders of our Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote on the subject matter is required for the election of directors and (b) the holders of a majority of the voting power of all shares is required for the approval of the Reincorporation described herein. Votes that are cast against the proposals are counted both for purposes of determining the presence or absence of a quorum for the transaction of business and for purposes of determining the total number of votes cast on a given proposal. Abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast on a given proposal, and therefore will have the same effect as a vote against a given proposal. Broker non-votes (i.e., a proxy card returned by a holder on behalf of its beneficial owner that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote) will be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal for which authorization to vote was withheld. Accordingly, broker non-votes will not be considered as votes cast and thus will not affect the outcome of voting on a proposal.

Stockholder Proposals

  The proxy rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules. The Butler National Corporation 2002 Annual Meeting of Shareholders is expected to be held on or about October 8, 2002, and proxy materials in connection with that meeting are expected to be mailed on or about September 1, 2002. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before June 5, 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth, with respect to our Common Stock (the only class of voting securities), the only persons known to be beneficial owners of more than five percent (5%) of any class of our voting securities as of July 30, 2001.


Name and Address of Beneficial Owner
Clark D. Stewart
19920 West 161st Street
Olathe, Kansas 66062

Amount and Nature of Beneficial Ownership (1)
5,096,390(2)

Percent of Class
13.7%

Name and Address of Beneficial Owner
William E. Logan
19920 West 161st Street
Olathe, Kansas 66062

Amount and Nature of Beneficial Ownership (1)
2,073,683(3)

Percent of Class
5.6%

Name and Address of Beneficial Owner
R. Warren Wagoner
19920 West 161st Street
Olathe, Kansas 66062

Amount and Nature of Beneficial Ownership (1)
3,988,983(4)

Percent of Class
10.7%

    (1) Unless otherwise indicated by footnote, nature of beneficial ownership of securities is direct, and beneficial ownership as shown in the table arises from sole voting power and sole investment power.
    (2) Includes 2,225,000 shares which may be acquired by Mr. Stewart pursuant to the exercise of stock options which are exercisable.
    (3) Includes 785,000 shares which may be acquired by Mr. Logan pursuant to the exercise of stock options which are exercisable.
    (4) Includes 1,325,000 shares which may be acquired by Mr. Wagoner pursuant to the exercise of stock options which are exercisable.

    The following table sets forth, with respect to our Common Stock (the only class of voting securities), (i) shares beneficially owned by all directors and named executive officers of Butler National Corporation, and (ii) total shares beneficially owned by directors and officers as a group, as of April 30, 2001.



Name of Beneficial Owner   Amount and Nature of		Percent of
					Beneficial Ownership	Class
                       	    (1)

Larry B. Franke			  420,600(6)		1.1%
William A. Griffith		1,381,983(5)		3.7%
David B. Hayden			1,363,683(7)		3.7%
William E. Logan			2,073,683(3)		5.6%
Clark D. Stewart			5,096,390(2)		13.7%
R. Warren Wagoner			3,988,983(4)		10.7%

All Directors and Executive Officers as a Group (12 persons)
					14,325,320(8)		38.4%


 (1) Unless otherwise indicated by footnote, nature of beneficial ownership of securities is direct and beneficial ownership as shown in the table arises from sole voting power and sole investment power.
 (2) Includes 2,225,000 shares, which may be acquired by Mr. Stewart pursuant to the exercise of stock options, which are exercisable.
 (3)      Includes 785,000 shares, which may be acquired by Mr.
          Logan pursuant to the exercise of stock options which are exercisable.
 (4) Includes 1,325,000 shares, which may be acquired by Mr. Wagoner pursuant to the exercise of stock options, which are exercisable.
 (5) Includes 575,000 shares, which may be acquired by Mr. Griffith pursuant to the exercise of stock options, which are exercisable.
 (6)      Includes 420,600 shares, which may be acquired by Mr.
          Franke pursuant to the exercise of stock options, which are exercisable.
 (7)      Includes 625,000 shares, which may be acquired by Mr.
          Hayden pursuant to the exercise of stock options, which are exercisable.
 (8) Includes 5,955,600 shares for all directors and executive officers as a group, which may be acquired pursuant to the exercise of stock options, which are exercisable.


                      ELECTION OF DIRECTORS
                        (Proposal No. 1)

    The number of directors constituting our Board of Directors has been fixed at five (5). A director holds office until the next election of Board members. The Board of Directors has nominated for election the five (5) persons named below. All of the nominees are currently members of the Board of Directors. All of the nominees
were elected by the shareholders.   It is intended that proxies
solicited will be voted for such nominees. The Board of Directors believes that each nominee named below will be able to serve, but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.


    DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

    The names and ages of the directors, their principal occupations for at least the past five years are set forth below, based on information furnished by the directors.

Name of Nominee and Director and Age
Clark D. Stewart
(61)
(n2)

Served Since
1989

Principal Occupation for Last Five Years and Other Directorships President of our Company from September 1, 1989 to present. President of Tradewind Systems, Inc. (consulting and computer sales) 1980 to present; Executive Vice President of RO Corporation (manufacturing) 1986 to 1989; President of Tradewind Industries, Inc. (manufacturing) 1979 to 1985.
Mr. Stewart is also a member of the Board of Directors of TransFinancial Holdings, Inc.

Name of Nominee and Director and Age
R. Warren Wagoner
(49)
(n2)

Served Since
1986

Principal Occupation for Last Five Years and Other Directorships
Chairman of the Board of Directors of our Company since August 30, 1989 and President of our Company from July 26, 1989 to September 1, 1989. Sales Manager of Yamazen Machine Tool, Inc. from March, 1992 to
March, 1994; President of Stelco, Inc. (manufacturing) 1987 to 1989; General Manager, AmTech Metal Fabrications, Inc., Grandview, MO
1982 to 1987.

Name of Nominee and Director and Age
William A. Griffith
(54)
(n1)(n2)

Served Since
1990

Principal Occupation for Last Five Years and Other Directorships. Secretary of our Company, President of Griffith and Associates (management consulting) since 1984. Management consultant for Diversified Health Companies (management consulting) from 1986 to 1989 and for Health Pro (health care) from 1984 to 1986. Chief Executive Officer of Southwest Medical Center (hospital) from 1981 to 1984.

Name of Nominee and Director and Age
David B. Hayden
(55)
(n1)(n2)

Served Since
1996

Principal Occupation for Last Five Years and Other Directorships.
Co-owner and President of Kings Avionics, Inc. since 1974 (avionics sales and service). Co-owner of Kings Aviation LLP (aircraft fixed base operation and maintenance) 1994 to 2000. Field Engineer for King Radio Corporation (avionics manufacturing) 1966 to 1974.

Name of Nominee and Director and Age
William E. Logan
(63)
(n1)(n2)

Served Since
1990

Principal Occupation for Last Five Years and Other Directorships.
Vice President and Treasurer of WH of KC, Inc. (Wendy's franchisee) June, 1984 to present. Vice President and Treasurer of Valley Foods Services, Inc. (wholesale food distributor) June, 1988 to April, 1993. Professional practice as a Certified Public Accountant 1965 to 1984.

Name of Nominee and Director and Age
(n1) Audit Committee
(n2) Compensation Committee


    During the fiscal year ended April 30, 2001, the Board of Directors met two times. Each director attended 100% of the meetings of the Board of Directors. Members of the Board who are not otherwise our paid employees (all except Mr. Stewart) are paid $100 for each meeting attended. The Board of Directors has an Audit Committee and Compensation Committee, but no Nominating
Committee.  During fiscal 2001, the Audit Committee consisted of
David Hayden, William E. Logan and William A. Griffith. Its function is to assist the President in the review of our financial performance and operations. The Audit Committee met four times during the fiscal year ended April 30, 2001 and all members of the Audit Committee attended the meeting.

    During fiscal 2001, the Compensation Committee consisted of the Board of Directors. Its function is to assist the President in periodic reviews of the performance of management which in turn leads to salary review and recommendations for salary adjustment. The Compensation Committee met one time during the fiscal year ended April 30, 2001 and all members attended the meeting.

The Board of Directors recommends a vote "FOR" each of Messrs.
Wagoner, Stewart, Logan, Griffith and Hayden for election as directors of Butler National Corporation.

Our executive officers are elected each year at the annual meeting of the Board of Directors held in conjunction with the annual meeting of shareholders and at special meetings held during the year. The executive officers are as follows:


Name				Age	Position
R. Warren Wagoner		49	Chairman of the Board of Directors
Clark D. Stewart		61	President and Chief Executive Officer
Larry W. Franke		57	President of Avcon Industries, Inc.,
					a wholly-owned subsidiary of
					Butler National Corporation
Jon C. Fischrupp		61	President of Butler National Services,
					Inc., a wholly-owned subsidiary of
					Butler National Corporation
Angela Seba			37	Chief Financial Officer
William A. Griffith	54	Secretary


R. Warren Wagoner was General Manager, Am-Tech Metal
Fabrications, Inc. from 1982 to 1987. From 1987 to 1989, Mr. Wagoner was President of Stelco, Inc. Mr. Wagoner was Sales Manager for Yamazen Machine Tool, Inc. from March 1992 to March 1994. Mr. Wagoner was President of the Company from July 26, 1989, to September 1, 1989. He became our Chairman of the Board on August 30, 1989.

Clark D. Stewart was President of Tradewind Industries, Inc., a manufacturing company, from 1979 to 1985. From 1986 to 1989, Mr. Stewart was Executive Vice President of RO Corporation. In 1980, Mr. Stewart became President of Tradewind Systems, Inc. He became our President in September of 1989.

Larry W. Franke was Vice President and General Manager of Kansas
City Aviation Center from 1984 to 1992. From 1993 to 1994 he was
Vice President of Operations and Sales for Marketlink, an aircraft marketing company. Mr. Franke joined our Company in July 1994 as Director of Marketing and was promoted in August 1995 to Vice President of Operations and Sales. Mr. Franke is currently President of Avcon Industries, Inc. and Vice President of our Aircraft Modifications segment.

Jon C. Fischrupp was President of Lauderdale Services, Inc. ("LSI") from June 14, 1978, until May 1, 1986, at which time we acquired LSI and he became President of LSI (now known as Butler
National Services, Inc.).

Angela Seba was the controller of A&M products, a subsidiary of First Brands Corporation from 1995 to 1998. From 1998 to 2000 Ms. Seba was a Senior Business Systems Analyst for Black & Veatch of Kansas City; the largest privately held engineering firm in the United States. Ms. Seba was the CFO of Peerless Prducts, Inc. a manufacturer of customized windows from 2000 to 2001. Ms. Seba joined us in October of 2001 as Chief Financial Officer.

William A. Griffith was Chief Executive Officer of Southwest Medical Center (hospital) from 1981 to 1984. Mr. Griffith was a management consultant for Health Pro from 1984 to 1986 and for Diversified Health Companies from 1986 to 1989. Mr. Griffith has been President of Griffith and Associates, management consulting, since 1984. Mr. Griffith became our Secretary in 1992.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table provides certain summary information concerning compensation paid or accrued by us to or on behalf of our Chief Executive Officer and each of our other most highly compensated executive officers whose salary and bonus exceeded $100,000
(determined as of the end of the last fiscal year) for the fiscal years ended April 30, 2001, 2000, and 1999:

Summary Compensation Table

The following table provides certain summary information concerning compensation paid or accrued by our Company to or on behalf of our Chief Executive Officer and each of the other most highly compensated executive officers of our Company whose salary and bonus exceeded $100,000 (determined as of the end of the last fiscal year) for the fiscal years ended April 30, 2001, 2000 and 1999:

SUMMARY COMPENSATION TABLE

Name and Principal Position
Clark D. Stewart, President and CEO, Director

Annual Compensation
Year	Salary	Bonus($)	Other Annual Compensation ($)
01	237,986	---			---
00	237,986	---			---
99	218,743	---			---

Long Term Compensation
              Awards                            Payouts

Year	Restricted	Securities	LTIP		All Other
	Stock		Underlying	Payouts	Compensation
	Award(s)	Options	($)	($)
	($)		(no.)(1)

01	---		250,000	---		---
00	---		575,000	---		---
99	---		(820,000)	---		---

 (1) Represents options granted or (cancelled) pursuant to our Nonqualified Stock Option Plans 250,000 in 2001;
575,000 in 2000; and  (820,000) in 1999.

OPTION GRANTS, EXERCISES AND HOLDINGS

The following table provides further information concerning grants of stock options pursuant to the 1989 Nonqualified Stock Option Plan during the fiscal 2001 year to the named executive officers:

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants

Name and Position
Clark D. Stewart, Chief Executive Officer (1)

Number of Securities Underlying Options Granted
250,000

Percent of Total Options Granted to Employees in Fiscal Year
8.8%

Exercise or Base Price ($/Sh)
 .09

Expiration Date
12/31/2010

Potential Realizable Value at Assumed Annual Rates of
Stock Price Appreciation for Option Term
5%($)	10% ($)

0	10,000

(1) Except in the event of death or retirement for disability, if Mr. Stewart ceases to be employed by us, his option shall terminate. Upon death or retirement for disability, Mr. Stewart (or his representative) shall have three months or one year, respectively, following the date of death or retirement, as the case may be, in which to exercise such options. All such options are immediately exercisable.

The following table provides information with respect to the named executive officers concerning options exercised and unexercised options held as of the end of our last fiscal year:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
       AND FY-END OPTION VALUES

Name
Clark D. Stewart, Chief Executive Officer

Shares Acquired on Exercise (no.)
0

Value Realized ($)
0

Number of Securities Underlying Unexercised
Options at FY-End (no.)

Exercisable/Unexercisable
2,225,000 / 0

Value of Unexercised In-the-Money
Options at FY-End ($)

0/0

COMPENSATION OF DIRECTORS

Each non-officer director is entitled to a director's fee of $100 for meetings of the Board of Directors which he attends. Officer-directors are not entitled to receive fees for attendance at meetings.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS.

   On April 30, 2001, we extended the employment agreement through August 31, 2006 with Clark D. Stewart under the terms of which Mr. Stewart was employed as our President and Chief Executive Officer. The contract provides a minimum annual salary of $265,700, $278,900, $292,900, $307,600, $322,980,
$339,129 respectively in the next six years. In the event Mr. Stewart is terminated from employment with us other than "for cause", Mr. Stewart shall receive as severance pay an amount equal to the unpaid salary for the remainder of the term of the employment agreement. Mr. Stewart is also granted an automobile allowance of $600 per month.

AUDIT COMMITTEE REPORT - Item 7(d)(3)

   Our Board of Directors has adopted a written charter for a standing Audit Committee. A copy of the Audit Committee charter
is included as Appendix C to this Proxy.   The Audit Committee
is comprised of Mr. David Hayden, Mr. William A. Griffith, and Mr. William Logan. The Audit Committee has reviewed and discussed the audited financial statements with our management.
The Audit Committee has also discussed with the independent auditors the matters required to be discussed by SAS No. 61, and received from the auditors disclosures regarding the auditors independence as required by Independence Standards Board Standard No. 1.

   Based upon the Audit Committees review of the audited financials, the Audit Committee recommended to the Board of Directors that the audited financials be included in our Annual Report on Form 10-K.

   We have assessed the independence of the members of the Audit Committee according to the definition of independence in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange (NYSE) listing standards. Mr. Logan and Mr. Hayden are independent within the NYSE listing standard definition. Mr. Griffith is not independent under the NYSE definition. Mr. Griffith is our Secretary. Officers are not independent under the NYSE definition.

The Audit Committee report is submitted by:

David B. Hayden		William A. Griffith
William E. Logan


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board of Directors is comprised of Mr. Wagoner, Mr. Stewart, Mr. Griffith and Mr. Logan.
Mr. Wagoner is the Chairman, Mr. Stewart is the President and Chief Executive Officer of our Company, and Mr. Griffith is the Secretary of our Company.

    During fiscal 2001, the consulting firm of Griffith &
Associates was paid for business consulting services rendered to the Company in the approximate amount of $92,993. William A. Griffith, who is one of our directors, is a principal at Griffith &
Associates. It is anticipated that Griffith & Associates will continue to provide services for our Company.

    During fiscal 2001, we did not pay consulting fees to Mr. Logan for business consulting services. It is anticipated that Mr. Logan may provide services for us. Mr. Logan was granted an option to purchase 500,000 shares of common stock at an exercise price of $0.50 per share on November 2, 1998. Mr. Logan exercised this option by agreeing to provide consulting services to us for an additional three years without receiving any further cash payments other than for out of pocket expenses. The cost of the consulting services are charged to various projects including advances under the Indian consulting agreements.

    During fiscal 2001, the consulting firm of Butler Financial
Corporation was paid for business consulting services rendered to us in the approximate amount of $56,000. R. Warren Wagoner, who is one of our directors, is a principal at Butler Financial
Corporation. It is anticipated that Butler Financial Corporation will continue to provide services for us.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS, LITIGATION.

    On April 30, 2001, we extended the employment agreement through August 31, 2006 with Clark D. Stewart under the terms of which Mr. Stewart was employed as our President and Chief Executive Officer. The contract provides a minimum annual salary of $265,700, $278,900, $292,900, $307,600, $322,980,
$339,129 respectively in the next six years. In the event Mr. Stewart is terminated from employment with our Company other than "for cause", Mr. Stewart shall receive as severance pay an amount equal to the unpaid salary for the remainder of the term of the employment agreement. Mr. Stewart is also granted an automobile allowance of $600 per month.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    On an annual basis, the Compensation Committee reviews the salaries and performance adjustments of the executive officers and oversees the administration of our compensation program.

    In accordance with Securities and Exchange Commission rules designed to enhance disclosure of companies' policies toward executive compensation, the following report is submitted by the below listed committee members in their capacity as the Board's Compensation
Committee. The report addresses our Company's compensation policy as it related to the executive officers for fiscal 2001.

    General Compensation Policy. The Compensation Committee of the Board of Directors was, and continues to be, guided by a belief that executive compensation should reflect our performance (as evidenced by revenue, operating ratio (operating expenses divided by operating revenue), operating income and earnings per share), while at the same time considering surrounding competitive pressures, retention of key executive officers and individual performance as evidenced by informal evaluations. The Compensation Committee has not yet adopted a policy with respect to the $1,000,000 limitation on deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended.

    2001 Compensation. To accomplish our compensation policy, the executive compensation package integrates (i) annual base salary,
(ii) current year performance adjustments to such salary, and (iii) stock option grants under our 1989, 1993 and 1995 Plans. The overall compensation policy, as implemented, endeavors to enhance our profitability (and, thus, shareholder value) by tying the financial interests of the management with our financial interests.

    Base Salary. The Compensation Committee, upon the recommendation of the CEO, initially determines the amount of executive officer base salary based on factors such as prior level of pay, quality of experience, responsibilities of position and salary levels of similarly positioned executives in other companies.

    For all officers, raises are determined subjectively by recommendation of the CEO and which are approved by the Compensation Committee. Such raises are based upon informal evaluation by the CEO and, to a lesser extent, other executive officers.

    Performance Adjustments. Once base salary has been determined, the Compensation Committee divides the executive officers into two groups: Operating Officers and Administrative Officers. The Operating Officers consist of Mr. Stewart (CEO), Mr. Franke (Vice President-Aircraft Modifications), Mr. Wagoner (Vice President-Avionics), and Mr. Fischrupp, (President-BNSI). For Mr.
Fischrupp we have in place a Performance Plan which couples the executive's cash compensation with specific improvements in our operating income. Each Performance Plan is specific to the Operating Officer's segment. Generally, the incentive bonus is five percent (5%) of the business segment net income before income taxes from the business segment currently under the control of the officer. Business segment net income is defined to include all ordinary and necessary business expenses associated with the operations and financing of the business segment but does not include an allocation of corporate overhead.

    In 2001, Mr. Fischrupp and Mr. Franke received performance adjustments.

    Administrative Officers do not participate in the Performance
Plan and, thus, do not receive a performance incentive bonus.

    Stock Option Awards. The Compensation Committee may also award stock options to executive officers under the 1989, 1993 and 1995 Plans. In general, the Committee believes that stock options are an effective incentive for executive to create value for shareholders since the value of an option bears a direct relationship to appreciation in our stock price. Obviously, when shareholder value decreases, the stock options granted to executives either decrease in value or have no value.

    In 2001, the Compensation Committee granted 2,835,000 options to executive officers.

    President and CEO Compensation.  Clark D. Stewart, our
President and CEO, has an employment agreement with our Company through August 31, 2006. The Compensation Committee granted to Mr. Stewart 250,000 options subjectively based upon his performance.

    Summary. The Compensation Committee believes that our executive officers are dedicated to achieving significant improvements in long-term financial performance and that the compensation policies and programs contribute to achieving this senior management focus.
The Compensation Committee believes that the compensation levels during 2001 adequately reflect our compensation goals and policies.

The Compensation Committee report is submitted by:

Randal W. Wagoner
Clark D. Stewart
William A. Griffith
William E. Logan

STOCK PERFORMANCE GRAPH

  Our largest business segment is Aircraft Modifications. Therefore, in order to provide a representative companion of our stock performance, the following chart compares the cumulative stockholder return on our Common Stock for the last five years with the cumulative return on the OTCBB Stock Market The following chart assumes $100 invested May 1, 2000, in the above group. The total return assumes the reinvestment of dividends.

AUDIT FEES

We retained Weaver & Martin, L.L.C. to perform the review of our annual financial statements for the past fiscal year. The aggregate fees billed by Weaver & Martin, L.L.C. for professional services rendered for the audit of our annual financial statements for the fiscal year ended April 30, 2001, and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $45,923.

Financial Information Systems Design and Implementation Fees

We did not receive any services from our auditors relating to financial information systems design and implementation during the fiscal year ended April 30, 2001.

All Other Fees

The aggregate fees billed by Weaver & Martin, L.L.C. for professional fees rendered during the fiscal year ended April 30, 2001 other than as stated above under the captions Audit Fees, were $11,112. These fees were in connection with Tax preparation work for the Company. The audit committee of the board of directors, has considered and determined that the services covered for those fees are compatible with maintaining the principal accountant's independence.


INDEPENDENT PUBLIC ACCOUNTANTS
(Proposal No. 2)

  We have engaged Weaver & Martin, L.L.C. to audit our financial statements for the year ended April 30, 1999, 2000, 2001, and 2002. Weaver & Martin, L.L.C. was able to express an opinion on the financial statements for the year ended April 30, 1999, 2000, and 2001. Representatives of Weaver & Martin, L.L.C. are expected to be present at the Annual Meeting of Shareholders, and they will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

  We selected Weaver & Martin, L.L.C. to be the independent public accountants for fiscal year 2002 which ends April 31, 2002, and recommend that the appointment of the auditors be ratified by the Shareholders. Although Shareholder approval is not required, it is the policy of our Board of Directors to request, whenever possible, Shareholder ratification of the appointment or reappointment of independent public accountants.

The Board of Directors recommends a vote "FOR" the shareholder ratification of Weaver & Martin, L.L.C. as our independent public accountant.

PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON AND PREFERRED STOCK
 (Proposal No. 3)

  Our Board of Directors has recommended, subject to the approval of our stockholders, that the number of authorized shares of our
Common Stock and our Preferred Stock be increased.   If this
proposal is approved, the number of authorized shares will be increased from 40,000,000 to 100,000,000 shares of our $0.01 par value Common Stock, and from 200,000 to 50,000,000 shares of our $5.00 par value preferred stock. The change is reflected in the Articles of Incorporation that are attached as Exhibit A. If this proposal is approved by the stockholders, the additional shares of authorized Common Stock will become part of the existing class of Common Stock, and the additional shares, when issued, will have the same rights and privileges as the shares of Common Stock now issued. There are no preemptive rights relating to the stock.

The following discussion summarizes certain aspects of the increase in the number of authorized shares. We have no plan to issue the shares, or use the shares for any merger.



Possible Advantages of Increasing the Number of Authorized Shares

  The increase in the number of authorized shares makes available shares for possible future business opportunities, including acquisitions. The shares are a resource that could be used to assist us to acquire assets or develop our business. We would like to have the shares available for issuance should the appropriate business opportunity arise.

  The Certificate of Incorporation of our Company presently authorizes the issuance of up to 40,000,000 shares of Common Stock and 200,000 shares of Preferred Stock. Although our Company has no present plan, agreements or understandings regarding the issuance of the proposed additional shares of stock, the Board believes that the increase in the number of authorized shares of stock is advisable because it will provide our Company with greater flexibility in connection with possible future transactions, stock splits or stock dividends, other corporate purposes, and other programs to facilitate expansion and growth of our Company.

Possible Disadvantages of Increasing the Number of Authorized Shares

  The increase in the authorized stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue the newly-authorized stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that the additional authorized shares are issued in the future, they will decrease existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to existing stockholders.

The increase in the authorized number of shares of stock and the subsequent issuance of such shares could also have the effect of delaying or preventing a change in control of our Company without further action by the stockholders. Shares of authorized and unissued stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of our Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our Company.

If this proposal is approved by the stockholders, the additional shares of authorized stock will become effective upon the filing of the Certificate of Merger which the Company intends to file as promptly as practicable after the Annual Meeting. The Board may abandon or delay the change in the authorized number of shares at any time before or after the Annual Meeting and prior to the effective date of the filing with the Secretary of State if for any reason the Board deems it advisable to do so.

The Board believes that is in the best interests of the Company to have authorized and available 100,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock in order to have sufficient authorized but unissued and unreserved shares to provide the necessary flexibility and alternatives to allow management of the Company to meet the needs described above.


THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND, FOR THE REASONS DESCRIBED ABOVE "UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE AND ADOPT THE CHANGE INCREASING THE SHARES OF AUTHORIZED COMMON STOCK AND PREFERRED STOCK.

CHANGE OF DOMICILE
(Proposal No. 4)

  Our Board of Directors has recommended, subject to the approval of our stockholders and subject to the right of the Board of Directors to determine not to proceed in certain circumstances, that we change our corporate domicile (i.e. state of incorporation) from the State of Delaware to the State of Kansas (the "Reincorporation") pursuant to the Agreement and Plan of Merger (the "Merger Agreement") between our
Company and Butler National Corporation Kansas, a Kansas corporation ("Butler-Kansas"). The sole purpose of the merger transaction is to change our domicile from Delaware to Kansas. The following discussion summarizes certain aspects of the Reincorporation and the Merger Agreement. This summary is not intended to be complete and is subject to, and qualified in its entirety by, reference to the "COMPARISON OF DELAWARE AND KANSAS CORPORATE LAW" attached as Appendix A to this
Proxy Statement, the Merger Agreement, a copy of which is attached to this Proxy Statement as Exhibit A, the Amended and Restated Articles of Incorporation of Butler-Kansas (the "Kansas Articles"), a copy of which is attached to this Proxy Statement as Exhibit B, and the Bylaws of Butler-Kansas (the "Kansas Bylaws"), a copy of which is attached to this Proxy Statement as Exhibit C. Copies of our Certificate of Incorporation and Bylaws (the "Delaware Certificate" and the
"Delaware Bylaws," respectively) are available for inspection at our principal executive office and copies will be sent to shareholders, without charge, upon oral or written request directed to: William A. Griffith, Secretary, Butler National Corporation, 19920 W. 161st
Street, Olathe, Kansas 66062, Telephone Number:  (913) 780-9595.
In this discussion of the Reincorporation, the terms "Company" or "Butler-Delaware" refer to our existing Delaware corporation and the term "Butler-Kansas" refers to the new Kansas corporation which is the proposed successor to Butler-Delaware.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND, FOR THE REASONS DESCRIBED BELOW UNDER "PRINCIPAL REASONS FOR THE REINCORPORATION," UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE AND ADOPT THE MERGER AGREEMENT AND THE REINCORPORATION PROPOSAL.

Principal Reasons for the Reincorporation

  For many years the State of Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations have been incorporated in Delaware. We are one of such companies that elected to change domicile to Delaware. While having favorable corporate policies, there are considerable fees and expenses associated with maintaining a corporate domicile in Delaware.

  The corporation laws of the State of Kansas generally track the Delaware laws. The source of most of the Kansas corporation statutes is Delaware law. The fees and expenses associated with domicile of a corporation in Kansas are generally less than the fees required for a corporation in Delaware. The fees charged to Butler National Corporation for the year ended December 31, 2000 by the State of Delaware for franchise and filing fees was $150,020.00. The franchise fee that we expect to be charged by the State of Kansas upon reincorporation is $2,500.00. The State of Kansas does not have an annual filing fee separate from the franchise fee. As one of the anticipated results of the proposed Reincorporation, we may be able to save money by having our corporate domicile relocated to Kansas. See "COMPARISON OF DELAWARE
AND KANSAS CORPORATE LAW" attached as  Appendix A to this Proxy
Statement.

  Additionally, we have no business operations in Delaware, and consequently, do not retain counsel licensed to practice law in Delaware. Thus, we have been and will be (absent the Reincorporation) required to incur additional expenses to retain Delaware counsel in most transactions involving Delaware,and to advise us when issues of Delaware Law arise.

Possible Disadvantages of Reincorporation

  Shareholders should be aware, that the courts applying the Kansas Corporation Statutes have not developed a history of rulings and
guidance that may be found with Delaware law.   Additionally, as a result
of the proposed Reincorporation, the rights of shareholders and the
authorized stock will change in some respects.   For information
regarding those and other material differences between Delaware Law and Kansas Law, see Appendix A attached to this Proxy Statement.
Our Board of Directors believes that the advantage of the Reincorporation to Butler National Corporation and our shareholders outweigh its possible disadvantages.

  SHAREHOLDERS ARE URGED TO READ THE SUMMARY OF CERTAIN SIGNIFICANT DIFFERENCES IN THE PROVISIONS OF DELAWARE AND KANSAS LAWS AFFECTING
THE RIGHTS AND INTERESTS OF SHAREHOLDERS SET FORTH IN APPENDIX A ATTACHED TO THIS PROXY STATEMENT

Principal Features of the Reincorporation

  The Reincorporation will be affected by the merger (the "Merger") of Butler-Delaware with and into Butler-Kansas, which is incorporated under Kansas Law as a wholly-owned subsidiary of Butler-Delaware for purposes of the Merger. Butler-Kansas will be the surviving corporation in the Merger and will continue under the name "Butler National Corporation". Butler-Delaware will cease to exist as result of the Merger.

  The Merger will not become effective until approval of the Reincorporation Proposal by the holders of a majority of our outstanding shares of Common Stock is obtained, and the Merger
Agreement or an appropriate Certificate of Merger is filed with the Secretary of State of the State of Kansas and Certificate of Merger with the Secretary of State of the State of Delaware.

  At the effective time of the Merger, we will be governed by the Kansas Articles, the Kansas Bylaws, and Kansas Law. A summary of the differences between the Kansas Articles and Bylaws and the Delaware Certificate and Bylaws is described below.

  Upon completion of the Merger, each outstanding share of Common Stock, par value $0.01 per share, of Butler-Delaware will be converted into one share of Common Stock, $0.01 par value, of Butler-Kansas. As a result, the existing shareholders of Butler-Delaware will automatically become shareholders of Butler-Kansas, Butler-Delaware will cease to exist and Butler-Kansas will continue to operate our business under the name "Butler National Corporation." Butler-Delaware stock certificates will be deemed to represent the same number of Butler-Kansas shares as were represented by such Butler-Delaware stock certificates prior to the Reincorporation. IT WILL
NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR BUTLER-Delaware STOCK CERTIFICATES FOR BUTLER-Kansas STOCK CERTIFICATES. Following the Reincorporation, previously outstanding Butler-Delaware stock will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of Butler-Kansas. The Butler-Kansas Common
Stock is expected to be listed on the OTCBB Market as the Common
Stock of Butler-Delaware is presently listed. Upon completion of the Reincorporation, the authorized capital stock of Butler-Kansas will consist of 100,000,000 shares of Common Stock, $0.01 par value and 50,000,000 shares of Preferred Stock $5.00 par value, which is an increase in the authorized capital stock compared to Butler-Delaware.

  The Reincorporation will not result in any change to our daily business operations or the present location of our principal executive offices in Olathe, Kansas. The consolidated financial condition and results of operations of Butler-Kansas immediately after the consummation of the Reincorporation will be identical to that of Butler-Delaware immediately prior to the consummation of the Reincorporation. Additionally, at the effective time of the Merger, the Board of Directors of Butler-Kansas will consist of those persons who currently are our directors, all of whom are nominees for re-election at our Annual Meeting. In addition, the individuals serving as executive officers of Butler-Delaware immediately prior to the Merger will serve as executive officers of Butler-Kansas upon the effectiveness of the Merger.

  Pursuant to the Merger Agreement, each option or right to purchase a share of Butler-Delaware Common Stock outstanding immediately prior to the effective time of the Merger will become an option or right to purchase a share of Butler-Kansas Common Stock upon the same terms and conditions as existed immediately prior to the effective time of the Merger. Future options and rights, if any, granted under the 1989 Nonqualified Option Plan, the 1993 Nonqualified
Option Plan I, the 1993 Nonqualified Option Plan II and the 1995 Nonqualified Option Plan (collectively the "Plans") or otherwise will be for shares of Butler-Kansas Common Stock. Butler-Kansas has adopted and will assume the obligations and benefits of Butler-Delaware under the Rights Agreement ("Rights Agreement"), dated as of October 26, 1998 between Butler National Corporation and Wells Fargo Shareowner Services, as Rights Agent.

  A vote for approval and adoption of the Merger Agreement and Reincorporation Proposal will also constitute specific approval of the Kansas Articles and the Kansas Bylaws. In addition, a vote for approval and adoption of the Merger Agreement and Reincorporation Proposal will constitute approval of the assumption by Butler-Kansas of the Plans and agreements of Butler-Delaware, and the substitution of shares of Butler-Kansas Common Stock for shares of Butler-Delaware Common Stock as the security to be received upon exercise of options, if any, granted in the future under the Plans.

  Confirmation and adoption of the Merger Agreement and the Reincorporation Proposal will affect certain rights of shareholders. Accordingly, shareholders are urged to read carefully this entire
Proxy Statement, the Appendices and the Exhibits to the Proxy
Statement before voting.

Rights of Appraisal

 The holders of our Common Stock have the right to dissent from the Reincorporation and receive from us payment in cash the value of the shares. In general, to exercise dissenters' rights under Delaware Law, a dissenting shareholder must file with our Secretary before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action. The failure by a holder to vote against the Reincorporation will not constitute a waiver of the holder's appraisal rights. A vote against the Reincorporation by a holder of Common
Stock will not satisfy the required notice requirement under Delaware
Law. After the proposed action has been approved by the shareholders we must send a notice to all shareholders who have properly filed notices of objection and not voted in favor of the Reincorporation that the action has been approved and providing them a copy of the Delaware Law regarding exercise of dissenter's rights. A dissenting shareholder desiring to exercise appraisal rights must then demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after receipt from us of the notice that the proposed action has been approved by the required vote of the shareholders. After the corporate action takes effect, we must remit to each dissenting shareholder who has complied with the requirements of law, the amount that we estimate to be the fair value of the shares. If a dissenter believes that the amount remitted is less than the fair value of the shares plus interest, the dissenter shall give written notice to our Secretary of the dissenters' own estimate of the fair value of the shares plus interest within 30 days after we mail the remittance.

  The foregoing is merely a summary of the procedures for a shareholder to exercise dissenters' rights, which summary is qualified in its entirety by reference to the provisions of Delaware Law setting forth the procedures for a holder of our Common Stock to exercise appraisal rights which is attached to this Proxy Statement as Appendix B. If the Reincorporation is not consummated then no shareholder will be entitled to dissenters' rights.

Amendment, Deferral or Termination of the Merger Agreement

  If approved by the shareholders at the Annual Meeting, it is anticipated that the Reincorporation will become effective at the earliest practicable date. However, the Merger Agreement provides that the Merger Agreement may be amended, modified or supplemented before or after approval by our shareholders; but no such amendment, modification or supplement may be made if it would have a material adverse effect upon the rights of our shareholders unless it has been approved by the shareholders. The Merger Agreement also provides that we may terminate and abandon the Merger or defer its consummation for a reasonable period, notwithstanding shareholder approval, if in the opinion of the Board of Directors or, in the case of deferral, of an authorized officer, such action would be in our best interests and our shareholders best interests. The Merger Agreement provides that the consummation of the Merger is subject to certain conditions, including the absence of pending or threatened litigation regarding the Reincorporation. In addition, our Board of Directors has indicated that it will likely terminate the Reincorporation if we have received notices of exercise of appraisal rights, with respect to, in excess of 1% of the shares of the Common Stock of our outstanding.

Federal Income Tax Consequences of the Reincorporation

  For federal income tax purposes, no gain or loss will be recognized by the holders of Common Stock or options to purchase Common Stock as a result of the consummation of the Reincorporation and no gain or loss will be recognized by Butler-Delaware or Butler-Kansas. Each holder of Common Stock will have the same basis in the Butler-Kansas Common
Stock received pursuant to the Reincorporation as he had in the Common Stock held immediately prior to the Reincorporation, and his holding period with respect to the Butler-Kansas Common Stock will include the period during which he held the corresponding Common
Stock, so long as the Common Stock was held as a capital asset at the time of consummation of the Reincorporation.

  ALTHOUGH IT IS NOT ANTICIPATED THAT STATE OR LOCAL INCOME TAX
CONSEQUENCES TO SHAREHOLDERS WILL VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION UNDER STATE, LOCAL
OR FOREIGN INCOME TAX LAWS.

  Butler-Delaware will not recognize gain or loss for Federal income tax purposes as a result of the Merger, and that Butler-Kansas will succeed without adjustment to the tax attributes of Butler-Delaware. Butler-Delaware is currently subject to state income taxation in Delaware. If the Reincorporation is approved, Butler-Kansas will be obligated to pay an annual franchise tax in Kansas and no longer be taxed in Delaware, which we believe to be beneficial.

Articles of Incorporation

  The Kansas Articles provide for an increase in the number of authorized shares to 100,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock. The par value of the Butler-Kansas common stock is $0.01 and preferred stock is $5.00.

Vote Required and Board of Directors' Recommendation

  The Merger Agreement and the Reincorporation Proposal have been approved by the Board of Directors of Butler-Delaware. In order to approve and adopt the Merger Agreement and the Reincorporation
Proposal, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required.

  The Board of Directors unanimously recommends that the shareholders vote "FOR" the approval and adoption of the Merger
Agreement and the Reincorporation Proposal.

OTHER MATTERS

  Management knows of no other matters that will be presented at the meeting. If any other matter arises at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

  Our Annual Report for the fiscal year 2001 is enclosed. The 2001 Annual Report includes the Annual Report on Form 10-K containing our financial statements for the fiscal year ended April 30, 2001.

  A copy of Form 10-K and the Annual Report as we have filed with the Securities and Exchange Commission, will be furnished without charge to any shareholder who requests it in writing to us at the address noted on the first page of this Statement.



By Order of the Board of Directors

  WILLIAM A. GRIFFITH, Secretary


APPENDIX A

COMPARISON OF DELAWARE AND KANSAS CORPORATE LAW


PURPOSES AND EFFECTS OF CERTAIN PROVISIONS OF BUTLER NATIONAL-KANSAS ARTICLES OF INCORPORATION, BY-LAWS AND KANSAS STATUTORY LAW

General

  In a change of our domicile from Delaware to Kansas, the resulting Kansas corporation will have different provisions for the Kansas Articles and Bylaws compared to the Delaware Certificate and Bylaws. A description of certain material differences between the Kansas Articles and Kansas Bylaws is provided in the following sections.

Articles of Incorporation

Authorized Shares

  Kansas Articles generally track the provisions of the Delaware
Certificate of Incorporation.   In addition to the changes in referencing
the Kansas Code instead of the Delaware Code, there is an increase in the number of authorized shares of common and preferred stock.
The number of authorized shares is increased in the Kansas Articles to 100,000,000 shares of Common Stock and 50,000,000 of Preferred
Stock.

  The foregoing description of changes in the provisions of the Amended and Restated Articles of Incorporation does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Amended and Restated Articles of Incorporation, including definitions of certain terms in the document. A copy of the Kansas Articles are attached as Exhibit B.

Kansas Bylaws

  The Kansas Bylaws generally track the Delaware Bylaws. The substantive differences between the bylaws is the reference to Kansas statutes in the Kansas Bylaws and Delaware statutes in the Delaware Bylaws.

  Forms of the Kansas Articles and Bylaws are attached as Exhibits
B and C.

  The foregoing description of certain provisions of the Kansas Articles and the Bylaws does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Kansas Articles and the Bylaws, including definitions of certain terms in each respective document.

Statutory Differences between the Kansas and Delaware Corporation Codes

  Delaware Corporate Code and Kansas Corporate Code are similar in many respects, however, the exact wording of each states
corresponding code is not identical.   Therefore, it is not practical to
summarize all of the differences between Kansas and Delaware Law.
The following, however, is a summary of certain significant differences in such laws which may affect the rights and interests of the our shareholders as a result of the Reincorporation.

Corporate Powers

  Kansas Statutes Annotated "K.S.A." Section 17-6102 generally tracks the language of Section 122 of the Delaware Code. However,
Section 122(17) expressly gives a corporation the power to renounce any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders. There is no analogous provision in K.S.A. 17-6102, but the Kansas Code does not prohibit such action.

Committees of the Board of Directors

  Delaware Code Section 141 differs from K.S.A. 17-6301 in that the Delaware Code limits the powers of committees of the Board of Directors if the company was incorporated after July 1, 1996, or the Board of Directors by resolution adopts the limiting provision. Presently, the Kansas Code Section, 17-6301, tracks the Delaware provision for incorporations prior to July 1, 1996 that have not adopted the limitations on committees. The Kansas Code expressly allows committees, to the extent authorized by resolution of the Board of Directors, to provide for the issuance of shares of stock, fix the designations and preferences or rights of shares related to dividends, redemption, dissolution, any distribution of assets or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation, or fix the numbers of shares of any series of stock or authorized the increase or decrease of the shares of any series of stock.

Indemnification of officers, directors, employees and agents

  Delaware Code Section 145(k) expressly gives the state court exclusive jurisdiction to resolve disputes for the advancement of expenses or indemnification brought under the indemnification provision of the code, any bylaw, agreement, vote of stockholders or otherwise. The Kansas Code has no such express provision for exclusive jurisdiction, but the Kansas state courts implicitly have the power to resolve the disputes.

Taxation of Shares of Stock

  Delaware Code Section 159 expressly prohibits the State of
Delaware from taxing stock held by non-residents. The Kansas equivalent code section does not address taxation of stock held by non-residents.

Liability of Stockholder for Stock Not Paid In Full

  Under the Kansas Code,  Section 17-7101 and Section 60-511, the
Statue of Limitations for a claim for the unpaid balance of consideration for the issuance of stock shares is five years. The equivalent Delaware Code provision, Section 162, has a six-year statute of limitation.

Dividends; Payment

  The Kansas Code, Section 17-6420, generally tracks the language of Section 170 of the Delaware Code related to the payment of dividends. Unlike the Kansas Code, the Delaware Code expressly provides that nothing in the code section shall invalidate or otherwise affect a note, debenture or other obligation of the corporation paid by it as a dividend on shares of its stock, or any payment made thereon, if at the time of such note, debenture or obligation was delivered by the corporation, and the corporation had either surplus or net profits from which the dividend could be lawfully paid. The Kansas Code does not contain an equivalent express statement.

Declaration and Payment of Dividends

  Both the Kansas Code and Delaware Code require that if dividends are paid in unissued capital stock, then the Board of Directors shall designate as capital, an amount which is not less than the aggregate par value being declared as a dividend. Delaware Code also expressly states that no such designation as capital is necessary if shares are being distributed pursuant to a split-up or division of its stock rather than a payment of a dividend payable in stock. The equivalent Kansas Code provision is silent about designations in a split-up or a non-dividend division of stock.

Liability of Directors for Unlawful Dividend, Stock Purchase or
Redemption

  Section 17-6424 of the Kansas Code generally tracks the language of Section 174 of the Delaware Code except for the statute of limitations for the unlawful payment of a dividend or unlawful stock purchase or unlawful redemption. The Delaware Code provides for a six-year statute of limitations. The similar Kansas Code statute of limitations is three years.

Restrictions on the Transfer and Ownership of Securities

  Delaware Code section 202 expressly states that restrictions may be placed on the amount of the corporation's securities that may be owned by any person or group of persons. The analogous Kansas Code Section, K.S.A. 17-6426, does not expressly provide for that restriction. However, the restriction may be implied.

  Additionally, these sections of both the Kansas and Delaware
Codes describe when restrictions on securities are permitted.  Section
202 of the Delaware Code permits a securities restriction that obligates the holder of restricted securities to sell or transfer an amount of restricted securities to the corporation or to any other person.
Delaware Code also authorizes a restriction allowing the automatic sale or transfer, or that causes the automatic sale or transfer of an amount of the restricted securities to the corporation or any other person. The Kansas Code provision, K.S.A. 17-6426, governing restrictions, does not have a provision that recognizes a restriction that would obligate a sale or transfer, or cause an automatic sale or transfer of a restricted security from a security holder.

  The Kansas Code is also more vague about reasonable purposes for restrictions on the transfer securities, registration of transfer of securities, and the amount of securities that may be owned by a group
or person.   The Delaware Code lists specific reasons for restrictions
that are presumptively reasonable. Under the Kansas Code, any restriction on the transfer of securities to maintain sub-chapter S status of the United States Internal Revenue Code or for maintaining any other tax advantage to the corporation is conclusively presumed to be a reasonable purpose.

Meeting of Stockholders

  Section K.S.A. 17-6501 provides that if the bylaws do not provide for a location for an annual meeting, the location will be at the registered office. The analogous Delaware Code provision provides for an annual meeting location as designated by the Board of Directors if not otherwise specified. The Kansas Bylaws specifically provide for the location of the annual meeting to be determined by the Board of Directors.

  The Delaware Code also allows for attendance at meetings by remote communication and electronic submission of ballots. The
Kansas Code does not specify such an option. The Kansas Code only requires an annual meeting in any year in which the election of directors is required to be acted upon under the Investment Company Act of 1940.

Voting Rights of Stockholders; Proxies

  Section 212 of the Delaware Code contains a provision for the determination of validity of electronic submission of documents from stockholders. Because Kansas does not have a provision for the electronic submission of documents and ballots, there is no equivalent Kansas Code provision.

Voting Trusts and Other Voting Agreements

  Section K.S.A. 17-6508 of the Kansas Code limits the length of time to ten (10) years for the term of an agreement that a stockholder may transfer capital stock to another for the purpose of voting. Under the Kansas provision, the voting trust agreement as originally fixed or extended, maybe extended by one or more beneficiaries by written agreement with consent of the trustees within the two years prior to expiration of any voting trust agreement. Delaware Code, section 218 does not specify a time limit or renewal limitation.

List of Stockholders Entitled To Vote

  Section 219 of the Delaware Code provides that lists of stockholders entitled to vote may be provided on a reasonably accessible electronic network (with instructions given related to accessing the list at the time of notice of the meeting) or during ordinary business hours at the principal place of business of the Corporation. The Kansas code does not have an equivalent provision.

Consent of Stockholders in Lieu of Meeting

  Section K.S.A. 17-6518 states that unless the Articles of Incorporation provide otherwise, any action that is required by Kansas law to be accomplished at an annual or special meeting of stockholders may only be taken without a meeting, without prior notice and without a vote, if consent in writing, setting forth the action so taken is signed by all of the holders of outstanding stock entitled to vote on the action. Delaware Code, section 228 only requires the written consent of the minimum number of shares (votes) that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action would be present.

Reduction of Capital

  Section 244 of the Delaware Code expressly allows the Board of Directors to reduce capital by the conversion or exchange of outstanding capital or capital represented by the shares being converted to the extent that such capital exceeds the total aggregate par value or the stated capital of any previously unissued shares issuable upon such conversion or exchange. The analogous Kansas Code provision, K.S.A. 17-6604, does not expressly address this situation.


Merger or Consolidation

  Section K.S.A. 17-6709 of the Kansas Code expressly provides that a company cannot merge or consolidate until all corporate fees and taxes due to the state have been paid. The analogous Delaware Code provision, Section 259, does expressly not include this requirement.

Business Combinations

  The language of section 203 of the Delaware Code provides that an amendment to the certificate of incorporation or bylaws pursuant to
Section 203 shall be immediately effective if the corporation has never had stock on a national securities exchange (including quotation by NASDAQ) or more that 2,000 stockholders, and has not elected by a provision in its original certificate of incorporation to be governed by section 203. The similar Kansas Code section, K.S.A. 12,100, does not expressly provide for such a rule. The Delaware Code business combination section also provides that the business combination restrictions do not apply when a business combination is with an interested stockholder who became an interested stockholder prior to the effective date of the amendment of the certificate of incorporation or bylaws adopting the restriction against business combinations.

Dissolution by Court Order

  Section 285 of the Delaware Code provides for the filing of a court ordered dissolution decree or judgment with the Register in the Chancery of the county in which the decree or judgment was entered. The Kansas Code provisions do not have a similar requirement.



APPENDIX B

Sec. 262. Appraisal rights.

  (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has other compiled with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Sec. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

  (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Sec. 251 (other than a merger effected pursuant to Sec. 251(g) of this title), Sec. 252, Sec. 254, Sec. 257, Sec. 258, Sec. 264 of this title:

     (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Sec. 251 of this title.

     (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sec. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

        a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

        b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

        c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

        d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

     (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Sec. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

  (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

  (d)   Appraisal rights shall be perfected as follows:

     (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

     (2) If the merger or consolidation was approved pursuant to 228 or 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

  (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection
        (d) hereof, whichever is later.

  (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable.
        The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

  (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

  (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register of Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

  (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

  (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

  (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock
        (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

  (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

     (8 Del. C. 1953, Sec. 262; 56 Del. Laws, c. 50; 56 Del. Laws,
     c. 186, Sec. 24; 57 Del. Laws, c. 148, Sec. 27-29; 59 Del.
     Laws, c. 106, Sec. 12; 60 Del. Laws, c. 371, Sec. 3-12; 63 Del.
     Laws c. 25, Sec. 14; 63 Del. Laws, c. 152, Sec. 1, 2; 64 Del.
     Laws, c. 112, Sec. 46-54; 66 Del. Laws, c. 136, Sec. 30-32; 66
     Del. Laws, c. 352, Sec. 9; 67 Del. Laws, c. 376, Sec. 19, 20;
     68 Del. Laws, c. 337, Sec. 3, 4; 69 Del. Laws, c. 61, Sec.10;
     69 Del. Laws, c. 262, Sec. 1-9; 70 Del. Laws, c. 79, Sec. 16;
     70 Del. Laws, c. 186, Sec. 1; 70 Del. Laws, c. 299, Sec. 2, 3;
     70 Del. Laws, c. 349, Sec. 22; 71 Del. Laws, c. 120, Sec. 15;
     71 Del. Laws, c. 339, Sec. 49-52.)

APPENDIX C

AUDIT COMMITTEE CHARTER BUTLER NATIONAL CORPORATION

The Board of Directors Butler National Corporation (the "Company") hereby adopts this charter to govern the composition of its Audit Committee (the "Committee") and the scope of the Committee's duties and responsibilities, and to set forth specific actions the Board of Directors expects the Committee to undertake to fulfill those duties and responsibilities.

I.	STATEMENT OF PURPOSE
The Committee will assist the Board of Directors in overseeing and monitoring the Company's financial reporting process. The duties of the Committee are ones of oversight and supervision. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles-that is the responsibility of management and the Company's independent auditors. Similarly, it is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations. The Board of Directors recognizes that the Committee will rely on the advice and information it receives from the Company's management and its internal and outside auditors. The Board does, however, expect the Committee to exercise independent judgment in assessing the quality of the Company's financial reporting process and its internal controls. In doing so, the Board expects that the Committee will maintain free and open communication with the other directors, the Company's independent and internal auditors and the financial management of the Company.

II.	COMPOSITION OF THE AUDIT COMMITTEE

The Committee shall be comprised of at least three members of the Board of Directors, with the number of members to be determined from time to time by the Board. The members shall be designated by the Board of Directors.

Each member of the Committee shall have experience or education in business or financial matters sufficient to provide him or her with a working familiarity with basic finance and accounting matters. In addition, the Audit Committee shall include at least one person with financial management or accounting expertise.

Unless the Board has previously designated the Chair, the members of the Committee may designate a Chair by majority vote.

III.	MEETINGS

The Committee shall meet at least 4 times annually, or more frequently if circumstances dictate. One or more of these meetings shall include separate executive sessions with the Company's Chief Financial Officer, and the independent auditors. Unless circumstances dictate otherwise, the meetings should occur quarterly in conjunction with a review of the Company's quarterly financial results.

IV.	DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

The duties and responsibilities of the Committee shall include the following:

1.	Receive the written disclosures and letter from the Company's independent auditors required by Independence Standards Board Standard
No. 1.

2.	Review the Company's Annual Report on Form l0-K and the financial statements contained therein with the Company's financial management and independent auditors. Discuss any significant financial judgments made in connection with the preparation of the Company's financial statements. Receive assurances from financial management that the financial statements proposed to be included in the Company's Annual Report contain no material misstatements, and receive assurances from the independent auditors that, in the course of their audit, they learned of no material misstatement. If deemed appropriate, after consideration of the reviews and assurances, recommend to the Board of Directors that they be included in the Annual Report on Form 10-K.

3.	Review the Company's Quarterly Reports on Form 10-Q and the
financial statements contained therein with the Company's financial management. Receive assurances from the Company's financial management that the financial statements included in the Company's reports do not contain any material misstatements, and receive assurances that the auditors learned of no material misstatements in the course of their review of such financial statements.

4.	Discuss at least annually with the Company's independent auditors the adequacy and effectiveness of the Company's internal controls.
Review the management letter issued by the independent auditor and management's response thereto. Periodically assess action management has taken or progress it has made in addressing issues raised by the independent auditors.

5.	Appoint or reappoint the senior internal auditing executive, and approve the responsibilities.

6. Discuss at least annually with the internal auditor the effectiveness of the Company's internal accounting controls, as well as any significant letters or reports to management issued by the internal auditors, and management's responses thereto.

7. Discuss at least annually with the Company's attorneys the effectiveness of the Company's legal compliance programs, any legal matters that may have a material impact on the Company's financial statements and any material reports or inquiries received from regulators or government agencies.

8.	Authorize and oversee investigations deemed appropriate into any matters within the Committee's scope of responsibility, with the power to retain independent counsel, accountants and other advisors and experts to assist the Committee if deemed appropriate.

9.	Prepare the disclosure required by the Rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

10.	Review this charter on an annual basis and make recommendations to the Board of Directors concerning any changes deemed appropriate.

11.	Report actions of the Committee to the Board of Directors with such recommendations as the Committee deems appropriate.

End of Charter.

Exhibit A

      AGREEMENT AND PLAN OF MERGER


Parties:

     THIS AGREEMENT AND PLAN OF MERGER ("Merger
Agreement") is entered into by and between Butler National
Corporation, a Delaware corporation ("Butler-Delaware"), and Butler National Corporation Kansas, a Kansas corporation ("Butler-Kansas").

Recitals:

     1. Butler-Delaware is a corporation duly organized and existing under the laws of the State of Delaware.

     2. Butler-Kansas is a corporation duly organized and existing under the laws of the State of Kansas.

     3. On the date of this Merger Agreement, Butler-Delaware's authorized capital consists of 40,200,000 shares of stock, consisting of 40,000,000 shares of Common Stock, par value $0.01 per share (the
"Butler-Delaware Common Stock"), of which 37,283,278 common shares are issued and outstanding, and no shares of preferred stock, par value $5.00 per share, are issued and outstanding.

     4. On the date of this Merger Agreement, Butler-Kansas' authorized capital consists of 100,000,000 shares of Common Stock, par value $0.01 per share (the "Butler-Kansas Common Stock"), of which one share is issued and outstanding and owned by Butler-Delaware, and 50,000,000 shares of preferred stock, par value $5.00, none of which are issued and outstanding.

     5. The respective Boards of Directors of Butler-Delaware and Butler-Kansas have determined that it is advisable and in the best interests of each such corporation that Butler-Delaware merge with and into Butler-Kansas upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of Butler-Delaware in the State of Kansas.

     6. The respective Boards of Directors of Butler-Delaware and Butler-Kansas have, by resolutions duly adopted, approved and adopted this Merger Agreement. Butler-Delaware has adopted this Merger Agreement as the sole stockholder of Butler-Kansas and the Board of Directors of Butler-Delaware has directed that this Merger Agreement be submitted to a vote of its shareholders. The affirmative vote of the holders of a majority of the shares of the Butler-Delaware Common Stock outstanding must approve this Merger Agreement for it is to become effective.

     7. The parties intend by this Merger Agreement to effect a "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended.

Terms and Provisions:

     In consideration of the foregoing recitals and of the following terms and provisions, and subject to the following conditions, it is agreed:

     1. Merger.  At the Effective Time (as defined in this
Section 1), Butler-Delaware shall be merged with and into Butler-
Kansas (the "Merger"). Butler-Kansas shall be the surviving corporation of the Merger (hereinafter sometimes referred to as the "Surviving Corporation"), and the separate corporate existence of Butler-Delaware shall cease. The Merger shall become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Kansas. The date and time when the Merger shall become effective is herein referred to as the "Effective Time."

     2. Governing Documents.

        1. The Amended and Restated Articles of Incorporation of Butler-Kansas as it may be amended or restated subject to applicable law, and as in effect immediately prior to the Effective Time, shall constitute the Articles of Incorporation of the Surviving Corporation without further change or amendment until thereafter amended in accordance with the provisions thereof and applicable law except that Article First is amended to read in its entirety: "The name of the corporation is Butler National Corporation".

        2. The Bylaws of Butler-Kansas as in effect immediately prior to the Effective Time shall constitute the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

     3. Officers and Directors. The persons who are officers and directors of Butler-Delaware immediately prior to the Effective Time shall, after the Effective Time, be the officers and directors of the Surviving Corporation, without change until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Articles of Incorporation and Bylaws and applicable law.

     4. Name. The name of the Surviving Corporation shall be Butler National Corporation.

     5. Succession. At the Effective Time, the separate corporate existence of Butler-Delaware shall cease, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public or private nature and be subject to all the restrictions, disabilities and duties of Butler-Delaware; and all the rights, privileges, powers and franchises of Butler-Delaware, and all property, real, personal and mixed, and all debts due to Butler-
Delaware on whatever account, as well for share subscriptions and all other things in action, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively the property of the Surviving Corporation as the same were of Butler-Delaware, and the title to any real estate vested by deed or otherwise shall not revert or be in any way impaired by reason of the Merger, but all rights of creditor and liens upon any property of Butler-Delaware shall be preserved unimpaired, and all debts, liabilities and duties of Butler-Delaware shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; provided, however, that such liens upon property of Butler-Delaware will be limited to the property affected thereby immediately prior to the Merger. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Butler-Delaware, its shareholders, Board of Directors and committees thereof, officers and agents, which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation, its shareholders, Board of Directors and committees thereof, respectively, and shall be as effective and binding thereon as the same were with respect to Butler-Delaware.

     6. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

        1. Each share of Butler-Delaware Common Stock outstanding immediately prior to the Effective Time shall be converted into, and shall become, one fully paid and nonassessable share of Butler-Kansas Common Stock.

        2. The one share of Butler-Kansas Common Stock issued and outstanding in the name of Butler-Delaware shall be cancelled and retired, and no payment shall be made with respect thereto, and such shares shall resume the status of unauthorized and unissued shares of Butler-Kansas Common Stock.

     7. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective
Time represented shares of Butler-Delaware Common Stock shall be deemed for all purposes to evidence ownership of, and to represent shares of, Butler-Kansas Common Stock into which the shares of Butler-Delaware Common Stock formerly represented by such certificates have been converted as herein provided. The registered owner on the books and records of Butler-Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting or other rights with respect to and to receive any dividends and other distributions upon the shares of Butler-Kansas
Common Stock evidenced by such outstanding certificate as above provided. Nothing contained herein shall be deemed to require the holder of any shares of Butler-Delaware Common Stock to surrender the certificate or certificates representing such shares in exchange for a certificate or certificates representing shares of Butler-Kansas Common Stock.

     8. Options. Each right in or to, or option to purchase, shares of Butler-Delaware Common Stock, granted under Butler-
Delaware's 1989 Nonqualified Option Plan, the 1993 Nonqualified
Option Plan I, the 1993 Nonqualified Option Plan II and the 1995 Nonqualified Option Plan (collectively the "Plans") and otherwise, which is outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action of the part of the holder thereof, be converted into and become a right in or to, or an option to purchase at the same option price per share, the same number of shares of Butler-Kansas Common Stock, upon the same terms and subject to the same conditions as set forth in the Plans or otherwise as in effect at the Effective Time. The same number of shares of Butler-Kansas
Common Stock shall be reserved for purposes of the outstanding options as is equal to the number of shares of Butler-Delaware
Common Stock so reserved as of the Effective Time. As of the Effective Time, the Surviving Corporation hereby assumes the Plans and all obligations of Butler-Delaware under the Plans including the outstanding rights or options or portions thereof granted pursuant to the Plans and otherwise.

     9. Other Employee Benefit Plans.  As of the Effective
Time, the Surviving Corporation hereby assumes all obligations of Butler-Delaware under any and all employee benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

     10. Conditions. The consummation of the Merger is subject to satisfaction of the following conditions prior to the Effective Time:

        1. The Merger shall have received the requisite approval of the holders of Butler-Delaware Common Stock and all necessary action shall have been taken to authorize the execution, delivery and performance of the Merger Agreement by Butler-Delaware and Butler-Kansas.

        2. All approvals and consents necessary or desirable, if any, in connection with the consummation of the Merger shall have been obtained.

        3. No suit, action, proceeding or other litigation shall have been commenced or threatened to be commenced which, in the opinion of Butler-Delaware or Butler-Kansas, would pose a material restriction on or impair consummation of the Merger, performance of this Merger Agreement or the conduct of the business of Butler-Kansas after the Effective Time, or create a risk of subjecting Butler-Delaware or Butler-Kansas, or their respective shareholders, officers or directors, to material damages, costs, liability or other relief in connection with the Merger or this Merger Agreement.

        4. The Board of Directors of Butler-Delaware has not received sufficient numbers of notices of exercise of appraisal rights to, in the sole discretion of the Board of Directors, impact the Reincorporation.

     11. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the State of Kansas applicable to contracts entered into and to be performed wholly within the State of Kansas, except to the extent that the laws of the State of Kansas are mandatorily applicable to the Merger.

     12. Amendment. Subject to applicable law and subject to the rights of Butler-Delaware's shareholders further to approve any amendment which would have a material adverse effect on such shareholders, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to the terms contained herein.

     13. Deferral or Abandonment. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned or the time of consummation of the Merger may be deferred for a reasonable time by the Board of Directors of either Butler-Delaware or Butler-Kansas or both, notwithstanding approval of this Merger Agreement by the shareholders of Butler-Delaware or the stockholders of Butler-Kansas, or both, if circumstances arise which, in the opinion of the Board of Directors of Butler-Delaware or Butler-Kansas, make the Merger inadvisable or such deferral of the time of consummation thereof advisable.

     14. Counterparts. This Merger Agreement may be executed in any number of counterparts each of which when taken alone shall constitute an original instrument and when taken together shall constitute one and the same Agreement.

     15. Further Assurances. From time to time, as and when required or requested by either Butler-Delaware or Butler-Kansas, as applicable, or by its respective successors and assigns, there shall be executed and delivered on behalf of the other corporation, or by its respective successors and assigns, such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchise and authority of Butler-Delaware and otherwise to carry out the purposes of this Merger
Agreement, and the officers and directors of each corporation are fully authorized in the name and on behalf of such corporation or otherwise, to take any and all such action and to execute and deliver any and all such deeds, assignments and other instruments.

  IN WITNESS WHEREOF, Butler-Delaware and Butler-Kansas have caused this Merger Agreement to be signed by their respective duly authorized officers and delivered this 29th day of October, 2001.

                         BUTLER NATIONAL CORPORATION
                         a Delaware corporation


                         By:  /S/ Clark D. Stewart
                         Title:  President and CEO
ATTEST: /S/ William A. Griffith


By: /S/ William A. Griffith
Secretary

                         BUTLER NATIONAL CORPORATION KANSAS
                         a Kansas corporation


                         By: /S/ Clark D. Stewart
                         Title: President and CEO
ATTEST: /S/ William A. Griffith


By: /S/ William A. Griffith
Secretary


Exhibit B

   AMENDED AND RESTATED ARTICLES OF INCORPORATION

                  OF

  Butler National Corporation Kansas


  THE UNDERSIGNED, does hereby certify these Amended and Restated Articles of Incorporation that amend and restate the original Articles of Incorporation that was filed on February 23, 2001 are as follows:

  FIRST:  The name of the corporation is changed to

   Butler National Corporation Kansas

  SECOND: The registered office of the Corporation is to be located at 19920 West 161st Street, Olathe, Kansas 66062. The name of its registered agent at that address is Christopher J. Reedy, Esq.

  THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Kansas Corporation Code.

  FOURTH: Section 1. The authorized capital of this Corporation shall be $251,000,000 consisting of 100,000,000 shares of common stock, $0.01 par value (the "Common Stock") and 50,000,000 shares of preferred stock, the par value of $5.00 per share (the "Preferred
Stock"). The relative voting rights, preferences and other privileges of such capital stock shall be as follows:

  (a) Common Stock. Each share of Common Stock shall entitle the holder thereof to one (1) vote; all such shares of Common Stock shall be equal in all respects and shall confer equal rights upon the holders thereof.

  (b) Preferred Stock. Each share of Preferred Stock shall entitle the holder thereof to such rights, voting power, preferences and restrictions as may be fixed by the board of directors by resolution thereof.

         Section 2. A shareholder shall have no pre-emptive rights to subscribe for or purchase any shares of capital stock or other securities of whatsoever kind of nature which may be issued by this Corporation; voting for directors shall not be cumulative.


  FIFTH:  The name and address of the incorporator was as follows:

            Name - Address
William A. Griffith - Butler National Corporation
        19920 West 161st Street
           Olathe, KS 66062

  SIXTH: Except as otherwise specifically provided by applicable statute, all powers of management, direction and control of the Corporation shall be vested in its Board of Directors.

  The total number of directors of the Corporation which shall constitute the whole Board of Directors of the Corporation shall be fixed from time to time in the manner provided in the bylaws, such number in no event shall be less than three (3) nor more than eleven
(11) persons.

  The names and mailing addresses of the persons who are to serve as the initial directors of the Corporation until the first annual meeting of Stockholders or until their successors are elected and qualified are as follows:

           Name-Address-City

Clark D. Stewart - 19920 West 161st Street Olathe, KS 66062 William E. Logan - 19920 West 161st Street Olathe, KS 66062
R. Warren Wagoner - 19920 West 161st Street Olathe, KS 66062 William A. Griffith - 19920 West 161st Street Olathe, KS 66062


  SEVENTH: In furtherance, and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized:

  (a) To make, adopt, alter, amend or repeal the Bylaws of the Corporation;

  (b) To, in its sole discretion, call special meetings of the Stockholders of the Corporation;

  (c) To set apart out of any of the money or funds of the Corporation available for dividends a reserve or reserves for any proper purpose or to abolish any such reserve in the manner in which it was created;

  (d) When and as authorized by the Stockholders' vote, to sell, lease or exchange all or substantially all of the property or assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, or other securities of (or both), any other corporation or corporations as the Board of Directors may deem expedient and for the best interests of the Corporation; and

  (e) To sell, issue or otherwise dispose of common stock or any other securities of the Corporation, including preferred stock, debentures, bonds, mortgages, notes, certificates, and any and all other securities whatsoever, for such consideration as the Board of Directors in its discretion shall determine; provided, however, that no shares of stock shall be sold for any consideration not in accordance with the laws of the State of Kansas.

  The Corporation may in its bylaws confer powers additional to the foregoing upon the directors, in addition to the powers, authorities and duties expressly conferred upon them by law.

  EIGHTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its Stockholders or any class of them, any court of competent jurisdiction within the State of Kansas may, on the application in a summary way of this Corporation or of any creditor or Stockholders thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of K.S.A. Sec. 17-
6901 of the Kansas Corporation Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of K.S.A. Sec. 17-6808 of the Kansas Corporation Code order a meeting of the creditors or class of creditors, and/or of the Stockholders or class of Stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the Stockholders or class of Stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the Stockholders or class of Stockholders, of this Corporation, as the case may be, and also on this Corporation.

  NINTH: No director shall be personally liable to the Corporation or its Stockholders for monetary damages for any breach of fiduciary duty by such director as a director, except to the extent such exemption from liability or limitation thereof is not permitted by Kansas
Corporation Code as it now exists or may hereafter be amended. Notwithstanding the foregoing, a director shall be liable to the extent provided by the existing Kansas Corporation Code (i) for breaches of the directors' duty of loyalty to the Corporation or its Stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under the provisions of K.S.A. Sec. 17-6424 of the Kansas Corporation Code (relating to unlawful stock purchase or redemption) and any amendments thereto, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of these provisions shall not adversely affect any right of any director of the Corporation existing at the time of such repeal or modification.

  The provisions of this Article shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director which has not been eliminated by the provisions of this Article.

  If Kansas Corporation Code hereafter is amended to authorize the further elimination or limitation of liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Kansas Corporation Code, as so amended.

  TENTH: The Corporation shall have the power to indemnify officers, directors, employees and agents to the extent permitted by the bylaws, as amended from time to time.

  I certify that these Amended and Restated Articles of Incorporation have been amended and restated in accordance with K.S.A. 17-6605.

  IN WITNESS WHEREOF, I declare under the penalty of perjury according to the laws of the State of Kansas that the foregoing is true and correct, and I have hereunto set my hand, the 29th day of
October, 2001.
                              By: /S/ Clark D. Stewart
                              Clark D. Stewart, President and CEO

ATTEST: /S/William A. Griffith
        William A. Griffith, Secretary

Exhibit C

                BYLAWS

                  OF

      BUTLER NATIONAL CORPORATION-KANSAS

               ARTICLE I

             Stockholders

     Section 1.1.  Annual Meetings.  An annual meeting of
stockholders shall be held on the 1st Tuesday of October of each year, or at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which the stockholders shall elect directors by a plurality vote to serve until the next meeting of stockholders and shall transact such other business as may properly be brought before the meeting. The meeting may be held either within or without the State of Kansas as may be designated by the Board of Directors from time to time.


     Section 1.2. Special Meetings. Special meetings of stockholders may be called at any time by the Chairman of the Board, the Vice
Chairman of the Board, if any, the Chief Executive Officer, the President or the Board of Directors, to be held at such date, time and place either within or without the State of Kansas as may be stated in the notice of the meeting.

     Section 1.3. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United
States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

     Section 1.4. Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 1.5. Quorum. At each meeting of stockholders, except where otherwise provided by law or the Articles of Incorporation or these bylaws, the holders of a 35% of the outstanding shares of each class of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided by Section 1.4 of these Bylaws until a quorum shall attend.
Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

     Section 1.6. Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the Chief Executive Officer, President, or in their absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

     Section 1.7.  Voting; Proxies.  Unless otherwise provided in the
Articles of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question. Reference to the Articles of Incorporation in these Bylaws shall mean the Company's Articles of Incorporation as may be amended and/or restated. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Articles of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the Articles of Incorporation) the Board of Directors may require a larger vote upon any election or question.

     Section 1.8.  Fixing Date for Determination of Stockholders of
Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;
(2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

     Section 1.9. List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

     Section 1.10. Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the Articles of Incorporation, any action required by law to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all the holders of outstanding stock entitled to vote thereon. In the event that the action which is consented is such as would have required the filing of a certificate under any section of the Kansas Statutes, if such action had been voted upon by stockholders at a meeting thereof, the certificate filed under such other section shall state, in lieu of any statement required by such section concerning a vote of stockholders, that written consent has been given in accordance with the provision of this section.


              ARTICLE II

          Board of Directors

     Section 2.1.  Powers; Number; Tenure.  Except as
otherwise specifically provided by applicable statute, all powers of management, direction and control of the Corporation shall be vested in its Board of Directors.

     The total number of directors of the Corporation which shall initially constitute the whole Board of Directors of the Corporation shall be five (5). Thereafter, the minimum and maximum number of directors shall be as set forth in the Articles of Incorporation. The Board of Directors shall have the power to change the number of directors by resolution adopted by a majority of the whole Board.

     Section 2.2. Resignation; Removal; Vacancies. Any director may resign at any time upon written notice to the Board of Directors or to the Chief Executive Officer, President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective.

     Section 2.3. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Kansas and at such times as the Board may from time to time determine, and if so determined, notice thereof need not be given.

     Section 2.4. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Kansas whenever called by the Chairman of the Board, or by the Vice Chairman of the Board, if any, by the Chief Executive Officer, President or by any two directors. Reasonable notice thereof shall be given by the person or persons calling the meeting.

     Section 2.5. Telephonic Meetings Permitted. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

     Section 2.6. Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the total number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board unless the Articles of Incorporation or these Bylaws shall require a vote of a greater number. In case at any meeting of the Board a quorum shall not be present, the members of the Board present may adjourn the meeting from time to time until a quorum shall attend.

     Section 2.7. Organization. Meetings of the Board of Directors shall be presided over by the Chairmen of the Board or in his absence by the Vice Chairman of the Board, if any, or in his absence by the Chief Executive Officer or President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

     Section 2.8. Informal Action by Directors. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

               ARTICLE III

               Committees

     Section 3.1. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, removing or indemnifying directors or amending these Bylaws; and, unless the resolution expressly so provided, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

     Section 3.2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these by-laws.

              ARTICLE IV

               Officers

     Section 4.1. Officers; Election; Qualification; Term of Office; Resignation; Removal; Vacancies. As soon as practicable after the annual meeting of stockholders in each year, the Board of Directors shall elect a President and a Secretary, and it may, if it so determines, elect from among its members Co-Chairmen of the Board and a Vice Chairman of the Board. The Board may also elect a Chief Executive Officer, one or more
Vice Presidents, one or more Assistant Vice Presidents, one or more
Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Each such officer shall hold office until the first meeting of the Board after the annual meeting of stockholders next succeeding his election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Board or to the Chairman, the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election or appointment of an officer shall not of itself create contractual rights. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board at any regular or special meeting.

     Section 4.2. Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board. The Board may require any officer, agent or employee to give security for the faithful performance of his duties.

                ARTICLE V

                  Stock

     Section 5.1. Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the Chief Executive Officer, President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by him in the Corporation. If such certificate is manually signed by one officer or manually countersigned by a transfer agent or by a registrar, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     Section 5.2.  Lost, Stolen or Destroyed Stock Certificates;
Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

               ARTICLE VI

              Miscellaneous

     Section 6.1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

     Section 6.2. Seal. The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

     Section 6.3.  Waiver of Notice of Meetings of Stockholders,
Directors and Committees. Whenever notice is required to be given by law or under any provision of the Articles of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Articles of Incorporation or these Bylaws.

     Section 6.4. Indemnification of Directors, Officers, Employees and Agents.

     (a) Directors. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, by reason of the fact that he is or was a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgment, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding, including attorneys' fees, to the full extent permitted by Kansas Corporation Code, as amended, K.S.A. 17-6305.

     (b) Officers, Employees and Agents. The Corporation may, at the discretion of the Board of Directors, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or contemplated action, suit, or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, by reason of the fact that he is or was an officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding, including attorneys' fees, to the full extent permitted by Kansas Corporation Code, as amended, K.S.A. 17-
6305.

     (c)  Expenses.

        (i) The Corporation shall pay the director, or such person or entity as the director may designate, on a continuing and current basis and in any event not later than 10 business days following receipt by the Corporation of the director's request for reimbursement of all expenses, including attorneys fees, costs, settlement, fines and judgment incurred by or levied upon the director in connection with any action, suit or proceeding referred to in Section 6.4, subsection (a).

        (ii) To the extent that an officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to Section 6.4, subsection (b) or in defense of any claim, issue or matter therein, he shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith, including attorneys' fees.

        (iii) Expenses incurred by a director or officer in defending a civil or criminal action, suit, or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the Corporation as authorized in these Bylaws. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

     (d) Board Authorization. Any indemnification of directors, officers, employees or agents pursuant to this Section 6.4, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that such indemnification is proper in the circumstances because such director, officer, employee or agent has met the applicable standard of conduct set forth in Kansas Corporation
Code, as amended, K.S.A. 17-6305. Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit, or proceeding, or if such a quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the stockholders.

     (e) Notification and Defense of Claim. Promptly after receipt by a director, officer, employee or agent of notice of the commencement of any action, suit or proceeding, the director, officer, employee or agent will, if a claim in respect thereof is to be made, against the Corporation, notify the Corporation of the commencement thereof. The failure to promptly notify the Corporation will not relieve the Corporation from any liability that it may have to the director, officer, employee or agent hereunder, except to the extent the Corporation is prejudiced in its defense of such claim as a result of such failure. Unless otherwise requested by the Board of Directors, written notification shall not be necessary if the director, officer, employee or agent informs a majority of the Board of Directors of the commencement of any such action, or, independent of such notification by the director, officer, employee or agent, a majority of the Board of Directors has reason to believe such action has been initiated or threatened. With respect to any such action, suit or proceeding as to which the director, officer, employee or agent notified, or is deemed to have notified, the Corporation of the commencement thereof; the following shall apply:

        (i) The Corporation will be entitled to participate therein at its own expense;

        (ii) Except as otherwise provided below, to the extent that it may wish, the Corporation, jointly with any other indemnifying party similarly notified, will be entitled to assume the defense thereof with counsel reasonably satisfactory to the director, officer, employee or agent. After notice from the Corporation to the director, officer, employee or agent of its election so to assume the defense thereof, the Corporation will not be liable to the director, officer, employee or agent for any legal or other expenses subsequently incurred by the director, officer, employee or agent in connection with the defense thereof other than reasonable costs of investigation or unless: (A) the employment of separate counsel by the director, officer, employee or entity has been authorized by the Corporation; (B) the director, officer, employee or agent reasonably concludes that there may be a conflict of interest between the Corporation and the director, officer, employee or agent in the conduct of the defense of such action and that such conflict may lead to exposure for the director, officer, employee or agent and the director, officer, employee or agent notifies the Corporation of such conclusion and decision to employ separate counsel; or (C) the Corporation fails to employ counsel to assume the defense of such action.
The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which the director, officer, employee or agent reasonably makes the conclusion provided for in (B) above; and

        (iii)  The Corporation shall not be liable to
indemnify the director, officer, employee or agent for any amount paid in settlement of any action or claim effected without its written consent. The Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on the director, officer, employee or agent without the written consent of the director, officer, employee or agent. Neither the Corporation nor the director, officer, employee or agent will unreasonably withhold their consent to any proposed settlement.

     (f) Not Exclusive. The indemnification and advancement of expenses provided by this Section 6.4 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation, as amended from time to time, or any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

     (g) Further Indemnity. The Corporation shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Section 6.4, to any person who is or was a director, officer, employee or agent or to any person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; provided, no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct, or if it is determined by a final judgment or other final adjudication by a court of competent jurisdiction considering the question of indemnification that such payment of indemnification is or would be in violation of applicable law. The Corporation may enter into indemnification agreements with each director and officer of the Corporation whom the Board of Directors authorizes by vote of a majority of a quorum of disinterested directors.

     (h) Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Section 6.4. When, and if, the Corporation obtains such insurance coverage, the Corporation shall not be required to maintain such insurance coverage in effect; provided, however, that the Corporation notifies the covered person in writing within five business days of the making of the decision to not renew or replace such insurance policy. The maintenance of such insurance shall not diminish, relieve or replace the Corporation's liability for indemnification under the provisions hereof. A claim for reimbursement hereunder, shall not be denied on the basis that such amount may or will be covered by such insurance policy, if such payments from the insurance company will not be made to the covered person within 10 business days of the claim for reimbursement.

     (i) Definitions. For the purpose of this Section 6.4, references to "the Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director or officer of such a constituent corporation or is or was serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Section 6.4, with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

  For purposes of this Section 6.4, the following definitions shall apply

        (i) The term "other enterprise" shall include employee benefit plans.

        (ii) The term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan.

        (iii)  The term "serving at the request of the
Corporation" shall include any service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants, or beneficiaries.

        (iv) A person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation".

     Section 6.5. Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

     Section 6.6. Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The
Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

     Section 6.7.  Amendment of Bylaws.  The Bylaws of the
Corporation may from time to time be repealed, amended or altered, or new Bylaws may be adopted, in either of the following ways:

        (i) By the vote of a majority of the stockholders entitled to vote at any annual or special meeting thereof; and

        (ii) By resolution adopted by a majority of the members of the Board of Directors then in office; provided, however that the power of the directors to suspend, repeal, amend or otherwise alter the Bylaws or any portion thereof may be denied as to any Bylaws or portion thereof enacted by the stockholders if at the time of such enactment the stockholders shall so expressly provide.


       CERTIFICATE OF SECRETARY

  I, the undersigned, do hereby certify:

     (1) That I am the duly elected and acting Secretary of Butler National Corporation Kansas, a Kansas Corporation; and

     (2) That the foregoing Bylaws, comprising nine (9) pages, constitute the original bylaws of said Corporation, as duly adopted at the first meeting of the Board of Directors thereof duly held on the 29th day of October, 2001.


     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this day 25th of October, 2001.




_________________________               /S/ William A. Griffith
     (SEAL)                             	William A. Griffith,
                                       		Secretary